KeyCorp Fourth Quarter 2015 Earnings Review January 21, 2016 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This
communication
contains
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995
including,
but
not
limited
to,
KeyCorp’s
and
First
Niagara’s
expectations
or
predictions
of
future
financial
or
business
performance
or
conditions.
Forward-looking
statements
are
typically
identified
by
words
such
as
“believe,”
“expect,”
“anticipate,”
“intend,”
“target,”
“estimate,”
“continue,”
“positions,”
“plan,”
“predict,”
“project,”
“forecast,”
“guidance,”
“goal,”
“objective,”
“prospects,”
“possible”
or
“potential,”
by
future
conditional
verbs
such
as
“assume,”
“will,”
“would,”
“should,”
“could”
or
“may”,
or
by
variations
of
such
words
or
by
similar
expressions.
These
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-looking
statements
speak
only
as
of
the
date
they
are
made
and
we
assume
no
duty
to
update
forward-looking
statements.
Actual
results
may
differ
materially
from
current
projections.
In
addition
to
factors
previously
disclosed
in
KeyCorp’s
and
First
Niagara’s
reports
filed
with
the
SEC
and
those
identified
elsewhere
in
this
communication,
the
following
factors,
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
ability
to
obtain
regulatory
approvals
and
meet
other
closing
conditions
to
the
merger,
including
approval
by
KeyCorp
and
First
Niagara
shareholders
on
the
expected
terms
and
schedule,
including
the
risk
that
regulatory
approvals
required
for
the
merger
are
not
obtained
or
are
obtained
subject
to
conditions
that
are
not
anticipated;
delay
in
closing
the
merger;
difficulties
and
delays
in
integrating
the
First
Niagara
business
or
fully
realizing
cost
savings
and
other
benefits;
business
disruption
following
the
merger;
changes
in
asset
quality
and
credit
risk;
the
inability
to
sustain
revenue
and
earnings
growth;
changes
in
interest
rates
and
capital
markets;
inflation;
customer
acceptance
of
KeyCorp’s
products
and
services;
customer
borrowing,
repayment,
investment
and
deposit
practices;
customer
disintermediation;
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives;
competitive
conditions;
the
inability
to
realize
cost
savings
or
revenues
or
to
implement
integration
plans
and
other
consequences
associated
with
mergers,
acquisitions
and
divestitures;
economic
conditions;
and
the
impact,
extent
and
timing
of
technological
changes,
capital
management
activities,
and
other
actions
of
the
Federal
Reserve
Board
and
legislative
and
regulatory
actions
and
reforms.
Annualized,
pro
forma,
projected
and
estimated
numbers
are
used
for
illustrative
purpose
only,
are
not
forecasts
and
may
not
reflect
actual
results.
This
presentation
also
includes
certain
non-GAAP
financial
measures
related
to
“tangible
common
equity,”
“Common
Equity
Tier
1,”
“Tier
1
common
equity,”
“pre-provision
net
revenue,”
and
“cash
efficiency
ratio.”
Management
believes
these
ratios
may
assist
investors,
analysts
and
regulators
in
analyzing
Key’s
financials.
Although
Key
has
procedures
in
place
to
ensure
that
these
measures
are
calculated
using
the
appropriate
GAAP
or
regulatory
components,
they
have
limitations
as
analytical
tools
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
analysis
of
results
under
GAAP.
For
more
information
on
these
calculations
and
to
view
the
reconciliations
to
the
most
comparable
GAAP
measures,
please
refer
to
the
appendix
of
this
presentation
or
page
100
of
our
Form
10-Q
dated
September
30,
2015.

Note: graphs not to scale; P.E. = period-end
(a)
Non-GAAP measure; see Appendix for reconciliation
(b)
12-31-15 ratio is estimated
3
Disciplined
Capital
Management
Generated positive operating leverage from prior year
Total average loans up 5% from prior year
Positive trends in fee-based businesses
-
Investment banking and debt placement (record year,
+12%), corporate services (+11%), cards and payments
(+10%), and trust & investment services (+7%)
Expenses well-managed, reflect strategic investments
Strong Risk
Management
Investor Highlights –
2015
Positive
Operating
Leverage
Strong asset quality
-
NCOs represented 24 bps of average loans in 2015
-
NPLs down 7% from prior year: 65 bps of P.E. loans
Maintained credit discipline
Maintained strong capital position
Increased dividend by 15% in 2Q15; planned
increase of 13% in 2016 (subject to Board approval)
Expect share repurchases and an increased
dividend to be included in 2016 CCAR submission
2015
2014
+5%
Pre-Provision Net
Revenue
(a)
Net Charge-offs
2015 NCOs to
average loans
.24%
-
.40%
.60%
1.00%
Targeted range
Strong Capital
Common Equity
Tier 1 Ratio
(a), (b)
of
11.0%
at December 31,
2015

First Niagara: A Compelling Opportunity
Acquisition Drives Value
4Q15 Updates
Executing against comprehensive pre-merger
integration plan
Merger integration team established
–
Top talent at KEY and FNFG; significant prior
M&A experience
Focused on continued assessment, detailed
planning and the approval process
Continued progress and momentum on announced acquisition; anticipated closing in 3Q16
Accelerates Key’s transformation into a high-
performing regional bank
Generates attractive financial returns
Provides significant revenue opportunities
–
Broader suite of products to new and existing
clients
Creates complementary business mix and a more
balanced franchise
Key
Cash
Efficiency
> 300 bps
> 200 bps
~5%
ROTCE
EPS
Key
Key
Pro Forma
Pro Forma
Pro Forma

5 Financial Review

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a)
From continuing operations
(b)
Year-over-year average balance growth
(c)
From consolidated operations
(d)
12-31-15 ratios are estimated
(e)
Non-GAAP measure: see Appendix for reconciliation
EPS –
assuming dilution
$ .27
$ .26
$ .27
$ .26
$ .28
Cash efficiency
ratio
(e)
66.4
%
66.9
%
65.1
%
65.1
%
64.4
%
Net interest margin (TE)
2.87
2.87
2.88
2.91
2.94
Return on average total assets
.97
.95
1.03
1.03
1.12
Total loans and leases
5
%
6
%
4
%
5
%
5
%
CF&A
loans
14
15
10
12
12
Deposits
(excl. foreign deposits)
3
3
6
5
2
Common Equity Tier 1
(d), (e)
11.0
%
10.5
%
10.7
%
10.6
%
-
Tier 1 common equity
(e)
-
-
-
-
11.2
%
Tier 1 risk-based capital
(d)
11.4
10.9
11.1
11.0
11.9
Tangible
common equity to tangible assets
(e)
10.0
9.9
9.9
9.9
9.9
NCOs to average loans
.25
%
.27
%
.25
%
.20
%
.22
%
NPLs to EOP portfolio loans
.65
.67
.72
.75
.73
Allowance for loan losses to EOP loans
1.33
1.31
1.37
1.37
1.38
Balance
Sheet
Growth
(a),
(b)
Capital
(c)
Asset
Quality
(a)
Financial
Performance
(a)
Metrics
4Q15
3Q15
2Q15
1Q15
4Q14

Loans
$ in billions
Average Commercial, Financial & Agricultural Loans
Average Commercial, Financial & Agricultural Loans
Total Average Loans
Total Average Loans
Exit Portfolios
Home Equity & Other
Commercial
$ in billions
Period-end total loans up 4% in 4Q15 from 4Q14,
driven by CF&A loans up 12%
Total commitments continue to grow, with
utilization relatively stable
Average Loans
Period-End Loans
CF&A loans
up 14%
CF&A loans
up 14%
Highlights
Highlights
Total average loans up 5%
Total average loans up 5%
Average total loans up 5% in 4Q15 from 4Q14,
driven by CF&A loans up 14%
–
Broad-based growth across Key’s
commercial lines of business
Community Bank and Corporate Bank 4Q15
average balances up 2% and 13%, respectively,
compared to 4Q14
$20.0
$30.0
$40.0
$50.0
$60.0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
$21.0
$23.0
$25.0
$27.0
$29.0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

Deposits up 2% from 3Q15 reflecting:
–
Seasonal and short-term deposit inflows from
commercial clients
–
Growth in NOW and money market deposit
accounts, along with certificates of deposit
$26.3
$37.6
$2.3
$5.2
8
4Q15 Average Deposit Mix
Deposit growth of 3% from 4Q14 related to:
–
Growth in commercial mortgage servicing
–
Inflows from both commercial and consumer
clients
Average
Deposits
(a)
(a)
Excludes deposits in foreign office
Cost of total deposits
(a)
CDs and other time deposits
Savings
Noninterest-bearing
NOW and MMDA
Total average deposits
(a)
Highlights
Deposits
vs. Prior Quarter
vs. Prior Year
$ in billions
$ in billions
Deposit cost remains relatively stable
.15%
.15%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
$25.0
$35.0
$45.0
$55.0
$65.0
$75.0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Total average deposits up 3%

Net interest income up $12 MM, or 2%, from
3Q15, primarily due to higher earning asset
yields and loan fees
9
TE = Taxable equivalent
Net interest income (TE)
NIM (TE)
NIM Change (bps):
vs.  3Q15
Higher earning asset yields
0.02
Loan fees
0.02
Higher
levels of excess liquidity
(0.04)
Total change
-
Maintained moderate asset sensitivity
–
Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
–
High quality investment portfolio with average
life of 3.9 years
–
Flexibility to quickly adjust interest rate risk
position
vs. Prior Year
Net interest income up $22 MM, or 4%, from
4Q14, reflecting higher earning asset balances,
partially offset by lower earning asset yields
vs. Prior Quarter
Net Interest Income and Margin
Net Interest Income & Net Interest Margin Trend (TE)
Highlights
$ in millions; continuing operations
$588
$610
2.94%
2.87%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

Noninterest Income
Noninterest Income
Noninterest Income
$ in millions
4Q15
vs. 3Q15
vs. 4Q14
Trust and
investment services income
$
$
(3)
$         (7)
Investment banking and debt
placement fees
127
18
1
Service charges on deposit accounts
64
(4)
-
Operating lease
income and other
leasing gains
15
-
-
Corporate services
income
55
(2)
2
Cards
and payments income
47
-
4
Corporate-owned life insurance
36
6
(2)
Consumer mortgage income
2
(1)
(1)
Mortgage
servicing fees
15
4
4
Net gains (losses) from principal
investing
-
(11)
(18)
Other income
19
8
12
Total
noninterest income
$
$        15
$         (5)
Highlights
Highlights
Noninterest income down 1% from 4Q14
–
Principal investing down $18 MM
–
Lower trust and investment services,
reflecting market variability
–
Other income $12 MM higher, impacted by
investment gains in Real Estate Capital
–
Strength in core businesses, with growth
in investment banking and debt placement,
corporate services, cards and payments
and mortgage servicing
Noninterest income up 3% from 3Q15
–
Investment banking and debt placement
fees up $18 MM, or 17%
–
Growth in other income due to investment
gains in Real Estate Capital
–
Principal investing down $11 MM
vs. Prior Quarter
vs. Prior Year
(a)
(a)
Other includes corporate-owned life insurance, principal investing, etc.
22%
26%
13%
10%
11%
3%
3%
12%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Servicing Fees
Operating Lease Income
Other
485
105

Noninterest
expense
$ in millions
4Q15
vs. 3Q15
vs. 4Q14
Personnel
(a)
$        429
$        (3)
$       (20)
Net occupancy
64
(4)
(1)
Computer processing
43
(2)
(3)
Business services, professional fees
44
(4)
(6)
Equipment
22
-
1
Operating lease expense
13
(2)
(2)
Marketing
17
-
(1)
FDIC
assessment
8
-
1
Intangible asset amortization
9
-
1
OREO
expense, net
1
1
1
Other expense
86
2
(3)
Total
noninterest expense
$
736
$        (12)
$        (32)
11
Noninterest Expense
Noninterest Expense
Noninterest Expense
(a)
(b)
Non-GAAP measure: see Appendix for reconciliation
Highlights
Highlights
Cash efficiency ratio, excl. efficiency,
pension settlement, and merger-
related costs
Cash efficiency
ratio
(b)
4Q15 noninterest expense up 5% from 4Q14
–
Higher personnel costs (+$20 MM)
Employee benefits expense (+$11 MM)
Investments in client-facing personnel
Merger-related costs in 4Q15 (+$6 MM)
Expense increase of 2% from 3Q15
–
Higher incentive compensation (+$12 MM)
–
Lower employee benefits expense (-$11 MM)
Lower pension settlement charge
–
Merger-related costs in 4Q15 (+$6 MM)
–
Higher efficiency-related costs (+$6 MM)
vs. Prior Year
vs. Prior Quarter
$736
4Q15 noninterest expense includes:
Efficiency-related costs of $10 MM
Reflecting branch closures and severance
Merger-related costs of $6 MM
Pension settlement charge of $4 MM
$ in millions
$704
60.0%
64.0%
68.0%
72.0%
$620
$660
$700
$740
2Q13
4Q13
2Q14
4Q14
2Q15
4Q15
Includes a pension settlement charge of $4 million in 4Q15, $18 million in 3Q15 and $3 million in 4Q14

Nonperforming Assets
Net Charge-offs & Provision for Credit Losses
NPLs
NPLs to period-end loans
NCOs
Provision for credit
losses
NCOs to average loans
$ in millions
NPLs held for sale,
OREO & other NPAs
Credit Quality
Highlights
Net loan charge-offs remain below targeted range,
at 25 basis points of average loans
Nonperforming loans represented 65 basis points
of period-end loans
Nonperforming assets down 8% from prior year
Allowance for loan and lease losses represented
1.33% of period-end loans; 206% coverage of
nonperforming loans
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$436
$403
$ in millions
NPAs down 8%
$32
$37
$22
$45
.22%
.25%
.00%
.20%
.40%
.60%
$0
$10
$20
$30
$40
$50
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
.73%
.65%
0.40%
0.80%
1.20%
1.60%
$0
$200
$400
$600
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
$794
$796
190%
206%
110%
135%
160%
185%
210%
$600
$700
$800
$900
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

Maintained strong capital position
Common Equity Tier 1 ratio of 10.95% at 12/31/15
Increased quarterly common share dividend by
15% in 2Q15; planned increase of 13% in 2016
(subject to Board approval)
Expect share repurchases and an increased
dividend to be included in 2016 CCAR
submission
Tier 1 Common Equity
(a)
Tangible Common Equity to Tangible Assets
(a)
Highlights
(a)
Non-GAAP measure: see Appendix for reconciliations
(b)
12-31-15 ratio is estimated
(c)
The Regulatory Capital Rules, effective January 1, 2015 for Key, introduced a new capital measure, “Common Equity Tier 1”
Common Equity
Tier 1
(a), (b), (c)
Capital
11.17%
10.95%
6.00%
8.00%
10.00%
12.00%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
9.88%
9.98%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

Outlook and Expectations
Average Loans
•
Mid-single digit growth vs. FY 2015
Net Interest Income
•
Up low single-digit percentage
without the benefit from higher interest rates
•
Mid-single digit growth with the benefit of higher interest rates
Noninterest
Income
•
Mid-single digit growth compared to 2015
Expense
•
Relatively stable with 2015
Efficiency / Productivity
•
Positive operating leverage
Asset Quality
•
Net charge-offs to average loans below targeted range of 40 –
60 bps
•
Allowance, as a percentage of period-end loans, to remain relatively stable with
4Q15 level
Capital
•
Dividend expected to increase
to $.085 per common share in 2Q16 (subject to Board
approval)
•
Expect 2016 CCAR submission to include common share repurchases and an increased dividend
14
Guidance ranges:   relatively stable:
+/-
2%;
low
single-digit:
<5%;
mid-single
digit:
4%
-
6%
Note: Guidance provided does not include merger-related charges
FY 2016: Key Stand-alone

15 Appendix

Progress on Targets for Success: Key Stand-alone
(a)
Continuing operations, unless otherwise noted
(b)
Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c)
Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation
16
Balance Sheet
Efficiency
Moderate Risk Profile
High Quality, Diverse
Revenue Streams
Positive Operating
Leverage
Financial Returns
Metrics
(a)
2014
2015
Targets
Loan
to
deposit
ratio
(b)
NCOs to average loans
Provision for credit losses
to average loans
Net interest margin
Noninterest income to total revenue
Cash
efficiency
ratio
(c)
85%
88%
.20%
.24%
66.2%
65.9%
.10%
.28%
2.97%
2.88%
44%
44%
90% -100%
40 -
60 bps
3.00% -3.25%
<60%
>40%
1.08%
.99%
1.00% -
1.25%
Return on average assets

Average Total Investment Securities
Highlights
Average AFS securities
Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Continue to position portfolio for regulatory
liquidity requirements:
–
2015 average balance growth reflects
actions taken to increase liquidity reserves
–
Growth and reinvestment of portfolio cash
flows have been predominantly in GNMA
securities (~53% of total portfolio was
GNMA at 12/31/15)
Securities cash flows of $1.0 B in 4Q15 and
$1.1 billion in 3Q15
Average portfolio life at 12/31/15 of 3.9 years vs.
3.8 years at 9/30/15
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end-of-period held-to-maturity and available-for-sale securities
Average yield
(a)
Average HTM securities
2.10%
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
20%
20%
10%
14%
18%
22%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
2.12%
$17.1
$19.1
$ in billions

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
•
High quality
•
Fixed rate agency MBS and CMOs
•
Average maturity: 3.9 years
•
GNMAs total 53% of total portfolio
at period-end
•
Reinvesting cash flows into GNMAs
$11.7
$18
$7.1
$7.1
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
8%
$7.1
Flexibility to Adjust Rate
Sensitivity with Swaps
Loan Portfolio
Variable:
70%
Fixed:
30%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 37%
Interest-
bearing, non-
time: 56%
CDs:
7%
•
Maintained moderate asset sensitive position of ~3%
-
Assumes 200 basis point increase in short and intermediate-
term rates over a 12-month period
•
Utilize swaps for debt hedging and asset liability management
-
Fairly even pace of A/LM swap maturities
-
$2.4B A/LM swaps scheduled to mature by year end 2016
12/31/15
Swaps
($ in B)
12/31/15
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L
Management
$   11.7
2.5
1.1%
.3%
Debt
7.1
3.6
2.0
.4
$  18.8
1.4%
.3%
4Q15
$19.1 B
AFS: $14.2 B
HTM: $4.9 B
Balance sheet has relatively short duration and is
impacted by the short-end of the curve
$18.8 B
18
4Q15
4Q15
Note: Loan, deposit and investment portfolio balances reflect quarterly average balances
(a)
Excludes deposits in foreign office

Credit Quality Trends
Criticized Outstandings
(a)
to Period-end Total Loans
Delinquencies to Period-end Total Loans
(a)
Loan and lease outstandings
(b)
From continuing operations
2.5%
3.1%
0.0%
1.0%
2.0%
3.0%
4.0%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Metric
(b)
4Q15
3Q15
2Q15
1Q15
4Q14
Delinquencies to
EOP total loans: 30-89 days
.35
%
.45
%
.31
%
.37
%
.41
%
Delinquencies to
EOP total loans: 90+ days
.12
.09
.11
.19
.17
NPLs to EOP portfolio loans
.65
.67
.72
.75
.73
NPAs to EOP portfolio loans + OREO + Other NPAs
.67
.69
.75
.79
.76
Allowance for loan losses to period-end loans
1.33
1.31
1.37
1.37
1.38
Allowance for loan losses to NPLs
205.7
197.5
190.0
181.7
190.0
Continuing operations
Continuing operations
.41%
.35%
.17%
.12%
.00%
.25%
.50%
.75%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
30 –
89 days delinquent
90+ days delinquent

Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs
(b)
/
average loans
(%)
Nonperforming
loans
(c)
Ending
allowance
(d)
Allowance /
period-end
loans
(d)
(%)
Allowance
/
NPLs
(%)
12/31/15
4Q15
4Q15
4Q15
12/31/15
12/31/15
12/31/15
12/31/15
$   31,240
$   30,884
$            15
.19%
$                 82
$             450
1.44%
548.78%
Commercial real estate:
Commercial Mortgage
7,959
8,019
(2)
N/M
19
134
1.68
705.26
Construction
1,053
1,067
-
-
9
25
2.37
277.78
Commercial lease financing
4,020
3,910
6
.61
13
47
1.17
361.54
Real
estate
–
residential
mortgage
2,242
2,252
-
-
64
17
.76
26.56
Home equity
10,335
10,418
5
.19
190
57
.55
30.00
Credit cards
806
780
7
3.56
2
33
4.09
N/M
Consumer
other
–
Key
Community
Bank
1,600
1,605
5
1.24
2
20
1.25
N/M
Consumer
other
–
Exit
Portfolio
621
641
1
.62
6
13
2.09
216.67
Continuing total
(e)
$   59,876
$    59,576
$            37
.25%
$                 387
$             796
1.33
205.68%
Discontinued operations
1,828
1,851
8
1.71
7
28
1.53
400.00
Consolidated total
$   61,704
$    61,427
$            45
.29%
$                 394
$             824
1.34
209.14%
Credit Quality by Portfolio
Credit Quality
$ in millions
20
(a)
12-31-15 ending loan balance includes $85 million of commercial credit card balances; 12-31-15 average loan balance includes $87 million of assets from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
12-31-15 NPL amount excludes $11 million of purchased credit impaired loans
(d)
12-31-15 allowance by portfolio is estimated
(e)
12-31-15 ending loan balance includes purchased loans of $114 million, of which $11 million were purchased credit impaired
N/M = Not meaningful
Commercial, financial and agricultural
(a)

Oil & Gas
Longstanding history, expertise and relationships

Strong Portfolio Characteristics
>10 years of experience in energy lending with >20
specialists dedicated to oil & gas
Focused on middle market companies, aligned with our
relationship strategy
Portfolio regularly stress tested
Total Loans Outstanding, 12/31/15
Primarily secured by proven reserves
Relationships contributed ~2% of FY15 investment
banking and debt placement fees
Net charge-offs lower than overall portfolio
Oil & Gas Outstanding Balances, 12/31/15
Oil & Gas: 2%
Other: 98%
Oilfield Services
Upstream: 57%,
$0.6 B
Midstream: 34%,
$0.4 B
Downstream: 9%,
$0.1 B
$0.1 B
Oil & Gas
$1.1 B

(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 67%, which compares to 68% at the end of the third quarter of 2015
Home Equity Portfolio –
12/31/15
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 98% of total portfolio; branch-
originated
–
61% first lien position
–
Average FICO score of 770
–
Average LTV at origination: 71%
$4.1 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.2 billion are lines
$1.1 billion in lines outstanding (11% of the total portfolio)
come to end of draw period in the next four years
–
Proactive communication and client outreach initiated
near end of draw period
22
Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later
2011
2010
2009
2008 and
prior
Loans and lines
First lien
$            6,128
$
771
67
%
.6%
58
%
4
%
2
%
3
%
33
%
Second lien
3,999
46,102
767
77
3.5
41
4
3
3
49
Community Bank
$          10,127
58,363
770
71
1.7
52
4
3
3
38
Exit portfolio
208
19,066
728
80
28.9
-
-
-
-
100
Total home equity portfolio
$          10,335
Nonaccrual loans and lines
First lien
109
$          64,368
715
73
%
3.5%
14
%
3
%
2
%
5
%
76
%
Second lien
73
47,372
709
80
4.0
6
2
2
5
85
Community Bank
182
56,245
713
77
3.7
11
2
2
5
80
Exit portfolio
8
22,333
705
83
23.0
-
-
-
-
100
Total home equity nonaccruals
190
Fourth quarter net charge-offs (NCOs)
Total home equity portfolio
5
% of average loans
.19
%
70,622
$
$
$
$

Balance Outstanding
Change
Net Loan Charge-offs
Balance on
Nonperforming Status
12-31-15
9-30-15
12-31-15 vs.
9-30-15
4Q15
3Q15
(b)
12-31-15
9-30-15
Residential properties –
homebuilder
$           6
$           6
-
-
-
$          8
$          5
Marine and RV floor plan
1
1
-
-
-
-
-
Commercial
lease
financing
(a)
765
798
$
(33)
-
$        (1)
1
-
Total commercial loans
772
805
(33)
-
(1)
9
5
Home equity –
Other
208
222
(14)
$      2
(1)
8
7
Marine
583
620
(37)
1
3
6
6
RV and other consumer
41
44
(3)
-
(1)
-
1
Total consumer loans
832
886
(54)
3
1
14
14
Total exit loans in loan portfolio
$    1,604
$    1,691
$
(87)
$         3
$         -
$        23
$        19
Discontinued
operations
–
education
lending
business
(not
included
in
exit
loans
above)
(c)
$    1,828
$    1,891
$        (63)
$        8
$        7
$
7
$
8
$2,148
$1,648
$0
$1,000
$2,000
$3,000
$4,000
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
$ in millions; average balances
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
23
(a)
Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios; (3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases.
(b)
Credit amounts indicate recoveries exceeded charge-offs
(c)
Excludes loans held for sale of $169 million at September 30, 2015. There were no loans held for sale at December 31, 2015.

Three months ended
12-31-15
9-30-15
6-30-15
3-31-15
12-31-14
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP)
$
10,746
$
10,705
$
10,590
$
10,603
$
10,530
Less:
Intangible
assets
(a)
1,080
1,084
1,085
1,088
1,090
Preferred
Stock,
Series
A
(b)
281
281
281
281
282
Tangible common equity (non-GAAP)
$
9,3485
$
9,340
$
9,224
$
9,234
$
9,158
Total assets (GAAP)
$
95,133
$
95,422
$
94,606
$
94,206
$
93,821
Less:
Intangible
assets
(a)
1,080
1,084
1,085
1,088
1,090
Tangible assets (non-GAAP)
$
94,053
$
94,338
$
93,521
$
93,118
$
92,731
Tangible common equity to tangible assets ratio (non-GAAP)
9.98
%
9.90
%
9.86
%
9.92
%
9.88
%
Common Equity Tier 1 at period end
Key shareholders’ equity (GAAP)
$
10,746
$
10,705
$
10,590
$
10,603
-
Less:
Preferred
Stock,
Series
A
(b)
281
281
281
281
-
Common Equity Tier 1 capital before adjustments and deductions
10,465
10,424
10,309
10,322
-
Less:
Goodwill, net of deferred taxes
1,036
1,036
1,034
1,036
-
Intangible
assets, net of deferred taxes
26
29
33
36
-
Deferred tax assets
1
1
1
1
-
Net unrealized gains (losses) on available-for-sale securities, net of deferred
taxes
(58)
54
-
52
-
Accumulated gains (losses) on cash flow hedges, net of deferred taxes
(20)
21
(20)
(8)
-
Amounts
in
accumulated
other
comprehensive
income
(loss)
attributed
to pension and postretirement benefit costs, net of deferred taxes
(365)
(385)
(361)
(364)
-
Total
Common
Equity
Tier
1
capital
(c)
$
9,845
$
9,668
$
9,622
$
9,569
-
Net
risk-weighted
assets
(regulatory)
(c)
$
89,889
$
92,307
$
89,851
$
89,967
-
Common
Equity
Tier
1
ratio
(non-GAAP)
(c)
10.95
%
10.47
%
10.71
%
10.64
%
-
Tier 1 common equity at period end
Key shareholders’ equity (GAAP)
-
-
$
10,530
Qualifying capital securities
-
-
339
Less:
Goodwill
-
-
-
-
1,057
Accumulated
other
comprehensive
income
(loss)
(d)
-
-
-
-
(395)
Other
assets
(e)
-
-
-
-
83
Total Tier 1 capital (regulatory)
-
-
-
-
10,124
Less:
Qualifying capital securities
-
-
-
-
339
Preferred Stock, Series A
(b)
-
-
-
-
282
Total Tier 1 common equity (non-GAAP)
-
-
-
-
$
9,503
Net risk-weighted assets (regulatory)
-
-
-
-
$
85,100
Tier 1 common equity ratio (non-GAAP)
-
-
-
-
11.17
%
GAAP to Non-GAAP Reconciliation
$ in millions
24
a)
Three
months
ended
12/31/15,
9/30/15,
6/30/15,
3/31/15,
and
12/31/14,
exclude
$45
million,
$50
million,
$55
million,
$61
million,
and
$68
million,
respectively,
of
period-end purchased credit card receivables
b)
Net of capital surplus
c)
12-31-15 amount is estimated
d)
Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
e)
Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments. There were no disallowed deferred tax assets at December 31, 2014.

Three months ended
12-31-15
9-30-15
6-30-15
3-31-15
12-31-14
Pre-provision net revenue
Net interest income (GAAP)
$
602
$
591
$
584
$
571
$
582
Plus:
Taxable-equivalent adjustment
8
7
7
6
6
Noninterest income (GAAP)
485
470
488
437
490
Less:
Noninterest expense (GAAP)
736
724
711
669
704
Pre-provision net revenue from continuing operations (non-GAAP)
$
359
$
344
$
368
$
345
$
374
Average tangible common equity
Average Key shareholders’ equity (GAAP)
$
10,731
$
10,614
$
10,590
$
10,570
$
10,562
Less:
Intangible assets (average)
(a)
1,082
1,083
1,086
1,089
1,096
Preferred Stock, Series A (average)
290
290
290
290
291
Average tangible common equity (non-GAAP)
$
9,359
$
9,241
$
9,214
$
9,191
$
9,175
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)
$
224
$
216
$
230
$
222
$
246
Average tangible common equity (non-GAAP)
9,359
9,241
9,214
9,191
9,175
Return on average tangible common equity from continuing operations (non-GAAP)
9.50
%
9.27
%
10.01
%
9.80
%
10.64
%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP)
$
220
$
213
$
233
$
227
$
248
Average tangible common equity (non-GAAP)
9,359
9,241
9,214
9,191
9,175
Return on average tangible common equity consolidated (non-GAAP)
9.33
%
9.14
%
10.14
%
10.02
%
10.72
%
Cash efficiency ratio
Noninterest expense (GAAP)
$
736
$
724
$
711
$
669
$
704
Less:
Intangible asset amortization (GAAP)
9
9
9
9
10
Adjusted noninterest expense (non-GAAP)
$
727
$
715
$
702
$
660
$
694
Net interest income (GAAP)
$
602
$
591
$
584
$
571
$
582
Plus:
Taxable-equivalent adjustment
8
7
7
6
6
Noninterest income (GAAP)
485
470
488
437
490
Total taxable-equivalent revenue (non-GAAP)
$
1,095
$
1,068
$
1,079
$
1,014
$
1,078
Cash efficiency ratio (non-GAAP)
66.4
%
66.9
%
65.1
%
65.1
%
64.4
%
GAAP to Non-GAAP Reconciliation
(continued)
$ in millions
(a)
Three months ended 12/31/15, 9/30/15, 6/30/15, 3/31/15, and 12/31/14, exclude $47 million, $52 million, $58 million, $64 million, and $69 million, respectively, of average purchased credit card receivables

KeyCorp & Subsidiaries
$ in billions
Quarter ended
December 31, 2015
Common Equity Tier 1 under current RCR
Adjustments from
current RCR to the fully phased-in RCR:
Deferred
tax assets and other intangible assets
(b)
Common
Equity
Tier
1
anticipated
under
the
fully
phased-in
RCR
(c)
Net risk-weighted assets under current RCR
Adjustments from
current RCR to the fully phased-in RCR:
Mortgage
servicing assets
(d)
All other assets
(e)
Total
risk-weighted
assets
anticipated
under
the
fully
phased-in
RCR
(c)
Common Equity Tier 1 under the fully phased-in RCR
Table may not foot due to rounding
26
Common Equity Tier 1 Under the Regulatory Capital Rules
(RCR) (estimated)
(a)
(a)
Common Equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b)
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as intangible assets (other than goodwill and mortgage servicing assets) subject to the transition provisions of the final rule.
(c)
The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on
January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
(e)
Under the fully implemented rule, certain deferred tax assets and intangible assets subject to the transition provision are no longer required to be risk-weighted because they are deducted directly from capital.
-
9.8
9.8
89.9
.5
-
90.4
10.85
%
$
$
$
$

IMPORTANT ADDITIONAL INFORMATION AND WHERE
TO FIND IT
In
connection
with
the
proposed
merger,
KeyCorp
has
filed
with
the
SEC
a
Registration
Statement
on
Form
S-4
on
November
30,
2015
that
includes
the
preliminary
Joint
Proxy
Statement
of
KeyCorp
and
First
Niagara
and
a
preliminary
Prospectus
of
KeyCorp,
as
well
as
other
relevant
documents
concerning
the
proposed
transaction.
The
information
in
the
preliminary
Joint
Proxy
Statement/Prospectus
is
not
complete
and
may
be
changed.
The
definitive
Joint
Proxy
Statement/Prospectus
will
be
mailed
to
stockholders
of
KeyCorp
and
First
Niagara
after
the
Registration
Statement
is
declared
effective
by
the
SEC.
This
communication
does
not
constitute
an
offer
to
sell
or
the
solicitation
of
an
offer
to
buy
any
securities
or
a
solicitation
of
any
vote
or
approval.
INVESTORS
AND
SHAREHOLDERS
ARE
URGED
TO
READ
THE
REGISTRATION
STATEMENT
AND
THE
JOINT
PROXY
STATEMENT/PROSPECTUS
REGARDING
THE
MERGER
AND
ANY
OTHER
RELEVANT
DOCUMENTS
FILED
WITH
THE
SEC,
AS
WELL
AS
ANY
AMENDMENTS
OR
SUPPLEMENTS
TO
THOSE
DOCUMENTS,
BECAUSE
THEY
WILL
CONTAIN
IMPORTANT
INFORMATION.
A
free
copy
of
the
Joint
Proxy
Statement/Prospectus,
as
well
as
other
filings
containing
information
about
KeyCorp
and
First
Niagara,
may
be
obtained
at
the
SEC’s
Internet
site
(http://www.sec.gov).
You
will
also
be
able
to
obtain
these
documents,
free
of
charge,
from
KeyCorp
at
investor.key.com
or
from
First
Niagara
by
accessing
First
Niagara’s
website
at
www.firstniagara.com.
Copies
of
the
Joint
Proxy
Statement/Prospectus
can
also
be
obtained,
free
of
charge,
by
directing
a
request
to
KeyCorp
Investor
Relations
at
Investor
Relations,
KeyCorp,
127
Public
Square,
Mailcode
OH-01-27-0737,
Cleveland,
Ohio
44114-1306,
by
calling
(216)
689-3000,
or
by
sending
an
e-mail
to
investor_relations@keybank.com
or
to
First
Niagara
Investor
Relations
at
726
Exchange
Street,
Suite
618,
Buffalo,
New
York
14210,
by
calling
(716)
819-5669
or
by
sending
an
e-mail
to
investor@fnfg.com.
In
addition,
KeyCorp
and
First
Niagara
use
their
respective
Investor
Relations
websites
and
social
media
outlets
as
channels
of
distribution
of
material
company
information.
Such
information
is
accessible
on
KeyCorp’s
and
First
Niagara’s
Investor
Relations
websites,
as
well
as
on
their
respective
Facebook
pages
and
through
their
Twitter
accounts
and
LinkedIn
accounts.
KeyCorp
and
First
Niagara
and
certain
of
their
respective
directors
and
executive
officers
may
be
deemed
to
be
participants
in
the
solicitation
of
proxies
from
the
respective
shareholders
of
KeyCorp
and
First
Niagara
in
respect
of
the
transaction
described
in
the
Joint
Proxy
Statement/Prospectus.
Information
regarding
KeyCorp’s
directors
and
executive
officers
is
contained
in
KeyCorp’s
Proxy
Statement
on
Schedule
14A,
dated
April
7,
2015,
which
is
filed
with
the
SEC.
Information
regarding
First
Niagara’s
directors
and
executive
officers
is
contained
in
First
Niagara’s
Proxy
Statement
on
Schedule
14A,
dated
March
23,
2015,
which
is
filed
with
the
SEC.
Additional
information
regarding
the
interests
of
those
participants
and
other
persons
who
may
be
deemed
participants
in
the
transaction
may
be
obtained
by
reading
the
Joint
Proxy
Statement/Prospectus
regarding
the
proposed
merger.
Free
copies
of
this
document
may
be
obtained
as
described
in
the
preceding
paragraph.
27